EXHIBIT 32

STATEMENT OF CHIEF EXECUTIVE OFFICER UNDER 18 U.S.C. SECTION 1350

With reference to the Quarterly Report of Advanced Fibre Communications, Inc. (the Company) on Form 10-Q for the period ended September 30, 2003 (the Report), I, John A. Schofield, the chief executive officer of the Company, certify for the purposes of section 1350 of chapter 63 of title 18 of the United States Code that, to my knowledge,

I.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

II.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ John A. Schofield John A. Schofield
November 7, 2003

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to AFC and will be retained by AFC and furnished to the Securities and Exchange Commission or its staff upon request.

STATEMENT OF CHIEF FINANCIAL OFFICER UNDER 18 U.S.C. SECTION 1350

With reference to the Quarterly Report of Advanced Fibre Communications, Inc. (the Company) on Form 10-Q for the period ended September 30, 2003 (the Report), I, Keith E. Pratt, the chief financial officer of the Company, certify for the purposes of section 1350 of chapter 63 of title 18 of the United States Code that, to my knowledge,

I.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

II.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Keith E. Pratt Keith E. Pratt
November 7, 2003

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to AFC and will be retained by AFC and furnished to the Securities and Exchange Commission or its staff upon request.